                                 EXHIBIT 99.40

                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                 SERIES 2005-5

                          RULE 144A PRIVATE PLACEMENT
          CLASS BF-1, BF-2, BF-3, BV-1, BV-2, BV-3 AND BV-4 TERM SHEET

                                                                         REVISED

                                October 11, 2005

                                 [LOGO] POPULAR
                                        ABS, INC.(SM)

                                   $44,114,000
                   (Approximate, Subject to +/- 10% Variance)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

         FRIEDMAN BILLINGS RAMSEY               RBS GREENWICH CAPITAL
                           Co-Lead Initial Purchasers


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final offering document relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final offering document may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                     [LOGO]
                                       FBR

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                             October 11, 2005
------------------------------------------------------------------------------------------------------------------------------------

                                            Popular ABS Mortgage Pass-Through Trust,
                                                          Series 2005-5

------------------------------------------------------------------------------------------------------------------------------------
                    Principal             WAL         Payment Window        Expected Rating         Interest         Principal
     Class(1,2)     Balance ($)       Call/Mat (5)  (Mths) Call/Mat(5)       (S&P/Moody's)           Type               Type
------------------------------------------------------------------------------------------------------------------------------------
     AF-1              118,750,000          Not Marketed Hereby                 AAA/Aaa            Fixed(3)       Senior Sequential
     AF-2               39,170,000          Not Marketed Hereby                 AAA/Aaa              Fixed        Senior Sequential
     AF-3               40,130,000          Not Marketed Hereby                 AAA/Aaa              Fixed        Senior Sequential
     AF-4               39,290,000          Not Marketed Hereby                 AAA/Aaa              Fixed        Senior Sequential
     AF-5               25,970,000          Not Marketed Hereby                 AAA/Aaa              Fixed        Senior Sequential
     AF-6               29,260,000          Not Marketed Hereby                 AAA/Aaa              Fixed            Senior NAS
     MF-1               24,100,000          Not Marketed Hereby                  AA/Aa2              Fixed           Subordinate
     MF-2               19,100,000          Not Marketed Hereby                   A/A2               Fixed           Subordinate
     MF-3                4,820,000          Not Marketed Hereby                  A-/A3               Fixed           Subordinate
     MF-4                5,380,000          Not Marketed Hereby                BBB+/Baa1             Fixed           Subordinate
     MF-5                3,340,000          Not Marketed Hereby                 BBB/Baa2             Fixed           Subordinate
     MF-6                3,710,000          Not Marketed Hereby                BBB-/Baa3             Fixed           Subordinate
     BF-1                6,120,000    3.43 / 3.43     39 - 42 / 39 - 42          BB+/NR            Floating          Subordinate
     BF-2                5,190,000    3.15 / 3.15     32 - 39 / 32 - 39          BB/NR             Floating          Subordinate
     BF-3                6,480,000    1.81 / 1.81     12 - 32 / 12 - 32          BB-/NR            Floating          Subordinate
     AV-1              160,250,000          Not Marketed Hereby                 AAA/Aaa            Floating             Senior
     AV-2A             122,040,000          Not Marketed Hereby                 AAA/Aaa            Floating             Senior
     AV-2B              30,580,000          Not Marketed Hereby                 AAA/Aaa            Floating             Senior
     AV-2C              14,189,000          Not Marketed Hereby                 AAA/Aaa            Floating             Senior
     MV-1               35,472,000          Not Marketed Hereby                  AA/Aa2            Floating          Subordinate
     MV-2               29,672,000          Not Marketed Hereby                   A/A2             Floating          Subordinate
     MV-3                7,585,000          Not Marketed Hereby                  A-/A3             Floating          Subordinate
     MV-4                8,255,000          Not Marketed Hereby                BBB+/Baa1           Floating          Subordinate
     MV-5                5,800,000          Not Marketed Hereby                 BBB/Baa2           Floating          Subordinate
     MV-6                6,024,000          Not Marketed Hereby                BBB-/Baa3           Floating          Subordinate
     BV-1                5,354,000    3.16 / 3.16     37 - 38 / 37 - 38         BB+/Ba1            Floating          Subordinate
     BV-2                3,793,000    3.09 / 3.09     37 - 37 / 37 - 37         BB+/Ba2            Floating          Subordinate
     BV-3                4,462,000    2.85 / 2.85     31 - 37 / 31 - 37         BB+/Ba3            Floating          Subordinate
     BV-4               12,715,000    1.88 / 1.88     12 - 31 / 12 - 31          BB/NR             Floating          Subordinate
     TOTAL:            817,001,000

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class BF-1, Class BF-2 and Class BF-3 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans. The Class AV-1 Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans. The Class AV-2A, Class AV-2B and Class AV-2C Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans. The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class BF-1, Class BF-2, Class BF-3, Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates are priced to call.
(3) The Interest Accrual Period for each distribution date with respect to the Class AF-1 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). The Class AF-1 Certificates will settle with accrued interest of 20 days. The Net WAC Cap for the Class AF-1 Certificates will be the Fixed Group I Cap. The Formula Rate for the Class AF-1 Certificates will be the fixed rate set at pricing.


    F R I E D M A N               B I L L I N G S             R A M S E Y
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
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